UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2011

GREEN ENERGY LIVE, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-148661	33-1155965
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1740 44th Street, Suite 5-230
Wyoming, MI  49519-6443
(Address of Principal Executive Offices)

(866) 460-7336
(Registrants Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer and Director

On January 7, 2011, Karen Clark resigned from her position as Chief Executive Officer and from her position as a member of the board of directors of Green Energy Live, Inc. (the “Company”).  Her resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices. A copy of Ms. Clark’s resignation letter is attached hereto as Exhibit 17.1 and incorporated herein in its entirety by reference.

Appointment of Chief Executive Officer and President

On January 7, 2011, the board of directors appointed Gerard Danos as the Company’s Chief Executive Officer and President.  A description of Mr. Danos’ relevant business experience is detailed below.

Gerard Danos, Chief Executive Officer

Mr. Danos, a private investor for more than eight years, is the Chief Executive Officer and President of Green Energy Live, Inc. From May 2010 until January 2011, Mr. Danos served as the Chief Operating Officer and as a member of the board of directors for Treaty Energy Corporation, a publicly traded oil and gas exploration company which was founded in 2008 and operates in the United States and Central America (“Treaty Energy”).  Until his appointment as Treaty Energy’s Chief Operating Officer in 2010, Mr. Danos worked in an advisory capacity to Treaty Energy from 2008 until 2010. Prior to Treaty Energy, from 2005 until 2008, Mr. Danos was the owner/principal at St. Catherine’s Hospice, LLC, a Louisiana limited liability company, where he helped guide the company from a startup to one of the region’s leading hospice providers. Mr. Danos also served as Vice President and Director for Medico, LLC, a Louisiana limited liability company from 2006 and 2007, a subsidiary of Magnolia Management Corporation, a privately held company, which operates 65+ long-term care facilities throughout Louisiana and Mississippi.  Mr. Danos received his Bachelors Degree from Louisiana State University, Baton Rouge, LA.

Family Relationships

Mr. Danos does not have a family relationship with any of the officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

17.1	Resignation Letter of Karen Clark, dated as of January 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN ENERGY LIVE, INC.

Dated: January 11, 2011	By:	/s/ Gerard Danos
Gerard Danos Chief Executive Officer